Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

First Trust Flexible Municipal High Income ETF

(the “Fund”)

Supplement To The Fund’s Prospectus

Dated september 13, 2022

Notwithstanding anything to the contrary in the Fund’s Prospectus, in order to correct typographical errors, all references to “Bloomberg High Yield Total Return Index” are replaced with “Bloomberg Municipal High Yield Bond Index”; all references to “Bloomberg Municipal Bond Index Total Return Index” are replaced with “Bloomberg Municipal Bond Index”; and all references to “First Trust Municipal Closed-End Fund Total Return Index” are replaced with “First Trust Municipal Closed-End Fund Index.”

Please Keep this Supplement with your Fund Prospectus for Future Reference